THE DIME BANK

         FORM OF SALARY CONTINUATION AGREEMENT, AS AMENDED AND RESTATED


       WHEREAS THIS AGREEMENT AMENDS AND RESTATES the prior The Dime Bank Salary Continuation Agreement (the "Prior Agreement") between the Bank and the Executive dated June 9, 1995, this SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT (the "Agreement") is adopted this 28th day of June, 2007, by and between THE DIME BANK, a state-chartered commercial bank located in Honesdale, Pennsylvania (the "Bank") and ______________ (the "Executive").

       The parties intend this Agreement to be a material modification of the Prior Agreement such that all amounts earned and vested prior to December 31, 2004 shall be subject to the provisions of Section 409A of the Code and the regulations promulgated thereunder.

       The purpose of this Agreement is to provide specified benefits to the Executive, a member of a select group of management or highly compensated employees who contribute materially to the continued growth, development, and future business success of the Bank. This Agreement shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

                                    Article 1
                                   Definitions

         Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

1.1 "Beneficiary" means each designated person, or the estate of the deceased Executive, entitled to benefits, if any, upon the death of the Executive determined pursuant to Article 4.

1.2 "Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Executive completes, signs and returns to the Plan Administrator to designate one or more Beneficiaries.

1.3 "Board" means the Board of Directors of the Bank as from time to time constituted.

1.4      "Change in Control" means that any of the following events occur:

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          (a)  the   acquisition  of  the   beneficial   interest  of  at  least
               twenty-five percent (25%) of the Company's voting securities or all or substantially all of the assets of the Company by a single person or entity or a group of affiliated persons or entities;

          (b) the merger, consolidation or combination of the Company with an unaffiliated corporation in which the Board of Directors of the Company immediately prior to such a merger, consolidation or combination constitute less than a majority of the Board of Directors of the surviving, new or combined entity; or

          (c) during any period of two consecutive years during the term of the Agreement, persons who, at the beginning of such a period, constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof.

         Furthermore,  the date of a Change in Control shall mean the earlier of
         (i) the first date on which a person, entity or group of affiliated persons or entities, acquire the beneficial interest of twenty-five percent (25%) or more of the Company's voting securities; (ii) the date of the transfer of all or substantially all of the Company's assets;
         (iii) the date on which a merger, consolidation or combination is consummated; or (iv) the date on which persons who formerly constituted a majority of the Board of Directors of the Company cease to be a majority.

1.5      "Code" means the Internal Revenue Code of 1986, as amended.

1.6      "Company" means Dimeco, Inc.

1.7 "Disability" means, if the Executive is covered by a Bank-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Executive is not covered by such a policy, Disability means the Executive suffering a sickness, accident or injury, which, in the judgment of a physician satisfactory to the Bank, prevents the Executive from performing substantially all of the Executive's normal duties for the Bank. As a condition to receiving any Disability benefits, the Bank may require the Executive to submit to such physical or mental evaluations and tests as the Bank's Board of Directors deems appropriate.

1.8 "Early Termination" means Separation from Service before Normal Retirement Age except when such Separation from Service occurs: (i) following a Change in Control; or (ii) due to death, Disability, or Termination for Cause.

1.9 "Effective Date" means June 9, 1995 and the effective date of this restatement is January 1, 2007.

1.10     "Normal Retirement Age" means the  Executive attaining  age  sixty-five
         (65).

1.11 "Normal Retirement Date" means the later of Normal Retirement Age or the date of a Separation from Service.

1.12     "Plan Administrator" means the plan administrator described in  Article
         6.

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1.13     "Plan  Year"  means   each  twelve  (12)  month  period  commencing  on
         January 1 and ending on December 31 of each year.

1.14 "Schedule A" means the schedule attached to this Agreement and made a part hereof. Schedule A shall be updated upon a change in any of the benefits under Articles 2 or 3.

1.15 "Separation from Service" means the termination of the Executive's employment with the Bank. Whether a Separation from Service takes place is determined in accordance with the requirements of Code Section 409A and related Treasury guidance or Regulations based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Bank and the Executive intended for the Executive to provide significant services for the Bank following such termination. A Separation from Service will not have occurred if:

          (a) the Executive continues to provide services as an employee of the Bank at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three (3) full calendar years of employment (or, if employed less than three (3) years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three (3) full calendar years of employment (or, if less, such lesser period), or

          (b) the Executive continues to provide services to the Bank in a capacity other than as an employee of the Bank at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three (3) full calendar years of employment (or if employed less than three (3) years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three (3) full calendar years of employment (or if less, such lesser period).

         The Executive's employment relationship will be treated as continuing intact while the Executive is on military leave, sick leave, or other bona fide leave of absence if the period of such leave of absence does not exceed six (6) months, or if longer, so long as the Executive's right to reemployment with the Bank is provided either by statute or by contract. If the period of leave exceeds six (6) months and there is no right to reemployment, a Separation from Service will be deemed to have occurred as of the first date immediately following such six (6) month period.

1.16 "Specified Employee" means a key employee (as defined in Section 416(i) of the Code without regard to paragraph 5 thereof) of the Bank if any stock of the Bank is publicly traded on an established securities market or otherwise, as determined by the Plan Administrator based on the twelve (12) month period ending each December 31 (the
         "identification period"). If the Executive is determined to be a Specified Employee for an identification period, the Executive shall be treated as a Specified Employee for purposes of this Agreement during the twelve (12) month period that begins on the first day of the fourth month following the close of the identification period.

1.17     "Termination for Cause" has the meaning set forth in Section 5.1.

                                    Article 2
                          Distributions During Lifetime

2.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Bank shall distribute to the Executive the benefit described in this Section
         2.1 in lieu of any other benefit under this Article.

         2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is _______________ Dollars ($_______). Prior to the Normal
                  Retirement Date, the Bank's Board may, in its sole discretion, increase the annual benefit under this Section 2.1.1; however, any increase shall require the recalculation of Schedule A.

         2.1.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Separation from Service. The annual benefit shall be distributed to the Executive for fifteen (15) years.

2.2 Early Termination Benefit. Upon the occurrence of an Early Termination, the Bank shall distribute to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Article.

         2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the Early Termination Benefit set forth in Schedule A for the Plan Year preceding Separation from Service. Any increase in the annual benefit under Section 2.1.1 shall require the recalculation of this benefit on Schedule A.

         2.2.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal installments commencing on the first day of the month at the later of (a) the seventh month after the Executive's Separation from Service, or (b) the month immediately after the month in which the Executive attains the Normal Retirement Age. The annual benefit shall be distributed for fifteen (15) years.

2.3 Disability Benefit. If the Executive experiences a Disability which results in a Separation from Service prior to Normal Retirement Age, the Bank shall distribute to the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this Article.

         2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Disability Benefit set forth in Schedule A for the Plan Year ending prior to Separation from Service (except during the first Plan Year, the benefit is the amount set forth for Plan Year 1).

         2.3.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal installments commencing the first day of the month at the later of (a) the seventh month after the Executive's Separation from Service, or (b) the month immediately after the month in which the Executive attains the Normal Retirement Age. The annual benefit shall be distributed for fifteen (15) years.

2.4 Change in Control Benefit. Upon a Change in Control followed by a Separation from Service, the Bank shall distribute to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Article.

         2.4.1 Amount of Benefit. The benefit under this Section 2.4 is the Change in Control Benefit set forth in Schedule A for the Plan Year ending prior to Separation from Service.

         2.4.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal installments commencing the first day of the month at the seventh month after the Executive's Separation from Service. The annual benefit shall be distributed for fifteen (15) years.

         2.4.3 Parachute Payments. Notwithstanding any provision of this Agreement to the contrary, and to the extent allowed by Code
                  Section 409A, if any benefit payment under this Section 2.4 would be treated as an "excess parachute payment" under Code
                  Section 280G, the Bank shall reduce such benefit payment to the extent necessary to avoid treating such benefit payment as an excess parachute payment.

2.5 Restriction on Timing of Distribution. Notwithstanding any provision of this Agreement to the contrary, if the Executive is considered a Specified Employee at Separation from Service under such procedures as established by the Bank in accordance with Section 409A of the Code, benefit distributions that are made upon Separation from Service may not commence earlier than six (6) months after the date of such Separation from Service. Therefore, in the event this Section 2.5 is applicable to the Executive, any distribution which would otherwise be paid to the Executive within the first six months following the Separation from Service shall be accumulated and paid to the Executive in a lump sum on the first day of the seventh month following the Separation from Service. All subsequent distributions shall be paid in the manner specified. No such delay or continued delay in distributions shall be required following the death of the Executive.

2.6 Distributions Upon Income Inclusion Under Section 409A of the Code. If any amount is required to be included in income by the Executive prior to receipt due to a failure of this Agreement to meet the requirements of Code Section 409A and related Treasury guidance or Regulations, the Executive may petition the Plan Administrator for a distribution of that portion of the amount the Bank has accrued with respect to the Bank's obligations hereunder that is required to be included in the Executive's income. Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Bank shall distribute to the Executive immediately available funds in an amount equal to the portion of the amount the Bank has accrued with respect to the Bank's obligations hereunder required to be included in income as a result of the failure of this Agreement to meet the requirements of Code Section 409A and related Treasury guidance or Regulations, which amount shall not exceed the Executive's unpaid amount the Bank has accrued with respect to the Bank's obligations hereunder. If the petition is granted, such distribution shall be made within ninety (90) days of the date when the Executive's petition is granted. Such a distribution shall affect and reduce the Executive's benefits to be paid under this Agreement.

2.7 Change in Form or Timing of Distributions. For distribution of benefits under this Article 2, the Executive and the Bank may, subject to the terms of Section 8.1, amend the Agreement to delay the timing or change the form of distributions. Any such amendment:

          (a)  may not  accelerate  the time or  schedule  of any  distribution,
               except  as  provided  in  Section   409A  of  the  Code  and  the
               regulations thereunder;

          (b) must, for benefits distributable under Sections 2.2.2(b) and 2.3.2(b) be made at least twelve (12) months prior to the first scheduled distribution;

          (c) must, for benefits distributable under Article 2 delay the commencement of distributions for a minimum of five (5) years from the date the first distribution was originally scheduled to be made; and

          (d) must take effect not less than twelve (12) months after the amendment is made.

                                    Article 3
                              Distribution at Death

3.1 Death During Active Service. If the Executive dies prior to a Separation from Service with the Bank, the Bank shall distribute to the Beneficiary the benefit described in this Section 3.1. This benefit shall be distributed in lieu of the benefits under Article 2.

         3.1.1 Amount of Benefit. The benefit under this Section 3.1 is the Normal Retirement Benefit amount described in Section 2.1.1.

         3.1.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Beneficiary in twelve (12) equal monthly installments for fifteen (15) years commencing 60 days following the Bank's receipt of the Executive's death certificate.

3.2 Death During Distribution of a Benefit. If the Executive dies after any benefit distributions have commenced under this Agreement but before receiving all such distributions, the Bank shall distribute to the Beneficiary the remaining benefits at the same time and in the same amounts that would have been distributed to the Executive had the Executive survived.

3.3 Death After Separation from Service But Before Benefit Distributions Commence. If the Executive is entitled to benefit distributions under this Agreement, but dies prior to the commencement of said benefit distributions, the Bank shall distribute to the Beneficiary the same benefits that the Executive was entitled to prior to death except that the benefit distributions shall commence the first day of the month following the Executive's death.

                                    Article 4
                                  Beneficiaries

4.1 Beneficiary. The Executive shall have the right, at any time, to designate a Beneficiary to receive any benefit distributions under this Agreement upon the death of the Executive. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designated under any other plan of the Bank in which the Executive participates.

4.2 Beneficiary Designation: Change; Spousal Consent. The Executive shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. If the Executive names someone other than the Executive's spouse as a Beneficiary, the Plan Administrator may, in its sole discretion, determine that spousal consent is required to be provided in a form designated by the Plan Administrator, executed by such Executive's spouse and returned to the Plan Administrator. The Executive's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive or if the Executive names a spouse as Beneficiary and the marriage is subsequently dissolved. The Executive shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Executive and accepted by the Plan Administrator prior to the Executive's death.

4.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

4.4 No Beneficiary Designation. If the Executive dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Executive, then the Executive's spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, the benefits shall be made to the personal representative of the Executive's estate.

4.5 Facility of Distribution. If the Plan Administrator determines in its discretion that a benefit is to be distributed to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct distribution of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any distribution of a benefit shall be a distribution for the account of the Executive and the Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such distribution amount.

                                    Article 5
                               General Limitations

5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement if the Bank or an applicable banking regulator terminates the Executive's employment for:

          (a)  Gross negligence or gross neglect of duties;

          (b) Commission of a felony or of a gross misdemeanor involving moral turpitude;or

          (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Bank policy committed in connection with the Executive's employment and resulting in an adverse effect on the Bank.

5.2 Suicide or Misstatement. No benefits shall be distributed if the Executive commits suicide within two (2) years after the Effective Date of this Agreement, or if an insurance company which issued a life insurance policy covering the Executive and owned by the Bank denies coverage for material misstatements of fact made by the Executive on an application for such life insurance.

5.3 Removal. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not distribute any benefit under this Agreement if the Executive is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to
         Section 8(e) of the Federal Deposit Insurance Act. Notwithstanding anything herein to the contrary, any payments made to the Executive pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 USC 1828(k) and FDIC Regulation 12 CFR Part 359, Golden Parachute Indemnification Payments and any regulations promulgated thereunder.

                                    Article 6
                          Claims and Review Procedures

6.1      For all claims other than disability benefits:

         6.1.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under this Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.1.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Bank a written claim for the benefits. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within sixty (60) days after such notice was received by the claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant.

                  6.1.1.2 Timing of Bank Response. The Bank shall respond to such Claimant within ninety (90) days after receiving the claim. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional ninety (90) days by notifying the Claimant in writing, prior to the end of the initial ninety (90) day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

                  6.1.1.3 Notice of Decision. If the Bank denies part or the entire claim, the Bank shall notify the Claimant in writing of such denial. The Bank shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                             (a)    The specific reasons for the denial,

                             (b) A reference to the specific provisions of this Agreement, on which the denial is based,

                             (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                             (d) An explanation of this Agreement's review procedures and the time limits applicable to such procedures, and

                             (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

         6.1.2 Review Procedure. If the Bank denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Bank of the denial, as follows:

                  6.1.2.1 Initiation - Written Request. To initiate the review, the Claimant, within sixty (60) days after receiving the Bank's notice of denial, must file with the Bank a written request for review.

                  6.1.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Bank shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

                  6.1.2.3 Considerations on Review. In considering the review, the Bank shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  6.1.2.4 Timing of Bank Response. The Bank shall respond in writing to such Claimant within sixty (60) days after receiving the request for review. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional sixty (60) days by notifying the Claimant in writing, prior to the end of the initial sixty (60) day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

                  6.1.2.5 Notice of Decision. The Bank shall notify the Claimant in writing of its decision on review. The Bank shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                             (a)    The specific reasons for the denial,

                             (b)    A  reference  to  the specific provisions of
                                    this   Agreement, on  which  the  denial  is
                                    based,

                             (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and

                             (d) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2      For disability claims:

         6.2.1 Claims Procedures. Any individual ("Claimant") who has not received benefits under this Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

                  6.2.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Bank a written claim for the benefits. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within sixty (60) days after such notice was received by the claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant.

                  6.2.1.2    Timing of Bank Response.  The Bank shall notify the
                             Claimant  in  writing  or   electronically  of  any
                             adverse determination as set out in this Section.

                  6.2.1.3 Notice of Decision. If the Bank denies part or the entire claim, the Bank shall notify the Claimant in writing of such denial. The Bank shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

                             (a)    The specific reasons for the denial,

                             (b) A reference to the specific provisions of this Agreement, on which the denial is based,

                             (c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

                             (d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures,

                             (e) A statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review,

                             (f) Any internal rule, guideline, protocol, or other similar criterion relied upon in making the adverse determination, or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that the Claimant can request and receive free of charge a copy of such rule, guideline, protocol or other criterion from the Bank, and

                             (g) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an  explanation  of the scientific or
                                    clinical  judgment  for  the  determination,
                                    applying the terms of this  Agreement to the
                                    Claimant's  medical   circumstances,   or  a
                                    statement that such explanation will be provided free of charge upon request.

                  6.2.1.4 Timing of Notice of Denial/Extensions. The Bank shall notify the Claimant of denial of benefits in writing or electronically not later than forty-five
                             (45) days after receipt of the claim by the Bank. The Bank may elect to extend notification by two thirty (30) day periods subject to the following requirements:

                             (a) For the first thirty (30) day extension, the Bank shall notify the Claimant (1) of the necessity of the extension and the factors beyond the Bank's control requiring an extension; (2) prior to the end of the initial forty-five (45) day period; and
                                     (3) of the date by which the Bank expects to render a decision.

                             (b)    If the Bank  determines that a second thirty
                                    (30) day  extension  is  necessary  based on
                                    factors beyond the Bank's control,  the Bank
                                    shall  follow  the  same  procedure  in  (a)
                                    above,   with   the   exception   that   the
                                    notification   must  be   provided   to  the
                                    Claimant  before the end of the first thirty
                                    (30) day extension period.

                             (c) For any extension provided under this section, the Notice of Extension shall specifically explain the standards upon which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues. The Claimant shall be afforded forty-five (45) days within which to provide the specified information.

         6.2.2 Review Procedures - Denial of Benefits. If the Bank denies part or the entire claim, the Claimant shall have the opportunity for a full and fair review by the Bank of the denial, as follows:

                  6.2.2.1    Initiation  of Appeal.  Within one  hundred  eighty
                             (180) days following notice of denial of benefits, the Claimant shall initiate an appeal by submitting a written notice of appeal to Bank.

                  6.2.2.2 Submissions on Appeal - Information Access. The Claimant shall be allowed to provide written comments, documents, records, and other information relating to the claim for benefits. The Bank shall provide to the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

                  6.2.2.3 Additional Bank Responsibilities on Appeal. On appeal, the Bank shall:

                             (a) Take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination;

                             (b) Provide for a review that does not afford deference to the initial adverse benefit determination and that is conducted by an appropriate named fiduciary of the Bank who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual;

                             (c) In deciding an appeal of any adverse benefit determination that is based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate, consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment;

                             (d) Identify medical or vocational experts whose advise was obtained on behalf of the Bank in connection with a Claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and

                             (e) Ensure that the health care professional engaged for purposes of a consultation under subsection (c) above shall be an individual who was neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual.

                  6.2.2.4 Timing of Notification of Benefit Denial - Appeal Denial. The Bank shall notify the Claimant not later than forty-five (45) days after receipt of the Claimant's request for review by the Bank, unless the Bank determines that special circumstances require an extension of time for processing the claim. If the Bank determines that an extension is required, written notice of such shall be furnished to the Claimant prior to the termination of the initial forty-five (45) day period, and such extension shall not exceed forty-five (45) days. The Bank shall indicate the special circumstances requiring an extension of time and the date by which the Bank expects to render the determination on review.

                  6.2.2.5 Content of Notification of Benefit Denial. The Bank shall provide the Claimant with a notice calculated to be understood by the Claimant, which shall contain:

                             (a) The specific reason or reasons for the adverse determination;

                             (b) Reference to the specific plan provisions on which the benefit determination is based;

                             (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of all documents, records, and other relevant information (as defined in applicable ERISA regulations);

                             (d) A statement of the Claimant's right to bring an action under ERISA Section 502(a);

                             (e) Any internal rule, guideline, protocol, or other similar criterion relied upon in making the adverse determination, or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that the Claimant can request and receive free of charge a copy of such rule, guideline, protocol or other criterion from the Bank;

                             (f) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an  explanation  of the scientific or
                                    clinical  judgment  for  the  determination,
                                    applying the terms of this  Agreement to the
                                    Claimant's  medical   circumstances,   or  a
                                    statement that such explanation will be provided free of charge upon request; and

                             (g) The following statement: "You and your Bank may have other voluntary alternative dispute resolution options such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your state insurance regulatory agency."

                                    Article 7
                           Amendments and Termination

7.1 Amendments. This Agreement may be amended only by a written agreement signed by the Bank and the Executive. However, the Bank may unilaterally amend this Agreement to conform with written directives to the Bank from its banking regulators or to comply with legislative or tax law, including without limitation Section 409A of the Code and any and all regulations and guidance promulgated thereunder.

7.2 Plan Termination Generally. Except as provided herein, this Agreement may be terminated only by written agreement signed by the Bank and the Executive. Upon such Plan termination, the benefit shall be the amount the Bank has accrued with respect to the Bank's obligations hereunder as of the date the Agreement is terminated. Except as provided in
         Section 7.3, the termination of this Agreement shall not cause a distribution of benefits under this Agreement. Rather, upon such termination benefit distributions will be made at the earliest distribution event permitted under Article 2 or Article 3.

7.3 Plan Terminations Under Section 409A. Notwithstanding anything to the contrary in Section 7.2, if the Bank terminates this Agreement in the following circumstances:

         (a) Within thirty (30) days before, or twelve (12) months after a transaction described in Code Section 409A(2)(A)(v), i.e., a change in the ownership or effective control of the Bank, or in the ownership of a substantial portion of the assets of the Bank, provided that all distributions are made no later than twelve
               (12) months following such termination of the Agreement and further provided that all the Bank's arrangements which are substantially similar to the Agreement are terminated so the Executive and all participants in the similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of the termination of the arrangements;

         (b) Upon the Bank's dissolution or with the approval of a bankruptcy court provided that the amounts deferred under the Agreement are included in the Executive's gross income in the latest of (i) the calendar year in which the Agreement terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the distribution is administratively practical; or

         (c) Upon the Bank's termination of this and all other non-account balance plans (as referenced in Section 409A of the Code or the regulations thereunder), provided that all distributions are made no earlier than twelve (12) months and no later than twenty-four
               (24) months following such termination, and the Bank does not adopt any new non-account balance plans for a minimum of five (5) years following the date of such termination;

         in which case, the Bank may distribute the amount the Bank has accrued with respect to the Bank's obligations hereunder, determined as of the date of the termination of the Agreement, to the Executive in a lump sum subject to the above terms.

                                    Article 8
                           Administration of Agreement

8.1 Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Plan Administrator shall administer this Agreement according to its express terms and shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement to the extent the exercise of such discretion and authority does not conflict with Section 409A of the Code and regulations thereunder.

8.2 Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Bank.

8.3 Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement.

8.4 Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

8.5 Bank Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the Disability, death, or Separation from Service of the Executive, and such other pertinent information as the Plan Administrator may reasonably require.

                                    Article 9
                                  Miscellaneous

9.1 Binding Effect. This Agreement shall bind the Executive and the Bank, and their beneficiaries, survivors, executors, administrators and transferees.

9.2 No Guarantee of Employment. This Agreement is not a contract for employment. It does not give the Executive the right to remain as an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

9.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

9.4 Tax Withholding and Reporting. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement. The Executive acknowledges that the Bank's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies). Further, the Bank shall satisfy all applicable reporting requirements, including those under Section 409A of the Code and regulations thereunder.

9.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the Commonwealth of Pennsylvania except to the extent preempted by the laws of the United States of America.

9.6 Unfunded Arrangement. The Executive and the Beneficiary are general unsecured creditors of the Bank for the distribution of benefits under this Agreement. The benefits represent the mere promise by the Bank to distribute such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors. Any insurance on the Executive's life or other informal funding asset is a general asset of the Bank to which the Executive and Beneficiary have no preferred or secured claim.

9.7 Reorganization. Neither the Bank nor the Company shall merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm, or person unless such succeeding or continuing bank, firm or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor bank.

9.8 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

9.9 Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10 Alternative Action. In the event it shall become impossible for the Bank or the Plan Administrator to perform any act required by this Agreement due to regulatory or other constraints, the Bank or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Bank, provided that such alternative acts do not violate Section 409A of the Code.

9.11 Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.

9.12 Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13 Notice. Any notice or filing required or permitted to be given to the Bank or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                     P.O. Box 509
                     -------------------------------
                     Honesdale, Pennsylvania 18431
                     -------------------------------
                     Attention: Corporate Secretary
                     -------------------------------

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to the Executive under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Executive.

9.14 Deduction Limitation on Benefit Payments. If the Bank reasonably anticipates that the Bank's deduction with respect to any distribution from this Agreement would be limited or eliminated by application of Code Section 162(m), then to the extent deemed necessary by the Bank to ensure that the entire amount of any distribution from this Agreement is deductible, the Bank may delay payment of any amount that would otherwise be distributed from this Agreement. The delayed amounts shall be distributed to the Executive (or the Beneficiary in the event of the Executive's death) at the earliest date the Bank reasonably anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of Code Section 162(m).

9.15 Compliance with Section 409A. The Bank shall administer the Plan in good faith compliance with the provisions of this Agreement, which shall be interpreted consistent with the requirements of Section 409A of the Code and any and all regulations thereunder, including such regulations as may be promulgated after the Effective Date of this Agreement. Notwithstanding anything herein to the contrary, the Bank shall be under no obligation to indemnify the Executive for any tax liabilities incurred by the Executive with respect to the Agreement, including but not limited to Code Section 409A.


         IN WITNESS WHEREOF, the Executive and a duly authorized representative of the Bank have signed this Agreement.


Executive:                          THE DIME BANK


---------------------------------   By
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                                    Title:
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